WABASH NATIONAL CORPORATION Investor Update Second Quarter 2014 Dick Giromini, President & CEO Jeff Taylor, Senior Vice President & CFO

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2014 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate ®, DuraPlate AeroSkirt ®, Walker, Brenner® and Beall® are marks owned by Wabash National, L.P. Transcraft ® and Benson® are marks owned by Transcraft Corporation.

3 Acquired assets of leading liquid tank and dry bulk trailer producer C OMPANY B ACKGROUND Acquired assets of leading aluminum flatbed producer Founded as a start - up IPO ( NYSE : WNC ) Achieved leading industry position Introduced the DuraPlate ® composite dry van trailer Record trailer production of 70,000 units Acquired leading liquid transport equipment producer Acquired leading steel flatbed producer Acquired assets of Acquired Cloud Oak Flooring Co. • 2013 Revenue: $1.6B • 5,700 Associates (full time & contract) • 12 Manufacturing Locations in 3 Countries • 18 Company - Owned Retail Locations Launched DuraPlate Products Group business (Wabash Composites) 1985 1991 1994 1996 1997 1999 2006 2008 2009 2011 2012 2013 New Markets. New Innovation. New Growth.

4 W ABASH S EGMENTS Wabash National Corporation Commercial Trailer Products 2013 Sales: $1.1B • Dry & Refrigerated Vans • Platform Trailers • Fleet Used Trailers Retail 2013 Sales: $ 181M • 18 Retail L ocations in U.S. • New & Used Trailer Sales • Parts & Service Tank Services Diversified Products 2013 Sales: $502M • Walker Group • Wabash Composites • Wabash Wood Products Segment Revenue is prior to the elimination of intersegment sales.

5 G EOGRAPHIC F OOTPRINT Manufacturing Locations Corporate HQ Company - Owned Retail Locations Dealers / Service Centers

6 CTP Operating Income Up More Than $50 Million Since 2010 Key Statistics Recent Financial Performance - CTP Examples of Key Customers ▪ Comprehensive trailer products portfolio ▪ 2013 New Trailer Shipments: 43,800 ▪ Core products: dry vans, refrigerated vans, platform trailers ▪ Brands: Wabash National, Transcraft, Benson C OMMERCIAL T RAILER P RODUCTS : S EGMENT P ROFILE Segment Revenue and OI are prior to the elimination of intersegment sales. -20 0 20 40 60 80 100 0 200 400 600 800 1000 1200 2010 2011 2012 2013 Operating Income (M$) Revenue (M$) Revenue Op. Income

7 I NDUSTRY F ORECASTS ▪ In addition to fleet age and population, demand will be driven by government regulations (HOS, CSA, CARB and others) and recovery in specific industry sectors ▪ Strong demand above replacement levels forecast for next 5 years Strong D emand Forecasted for the Next Five Years General Market Overview ACT Forecast by Segment 2013 2014 F 2015 F 2016 F 2017 F 2018 F 2019 F Dry Van 134,586 148,000 153,400 170,000 163,000 160,000 155,000 Refrigerated 35,879 37,300 35,500 35,000 36,000 37,800 38,800 Platform 22,122 24,100 25,000 24,500 23,400 22,800 23,000 Liquid Tanks 8,301 8,300 7,900 7,000 6,500 6,700 6,800 Other 38,695 38,500 37,500 38,500 40,900 41,600 40,400 Total 239,583 256,200 259,300 275,000 269,800 268,900 264,000

8 T RAILER M ARKET : D EMAND D RIVERS Strong demand above replacement levels Demand Drivers: Fleet Age Source: ACT Fleet Age Remains Key Demand Driver ▪ Active fleet age increased from 7.2 years in 2006 to 8.3 years in 2011 following historically unprecedented trailer underbuy in 2008 - 10 ▪ In 2012, stronger shipments caused age to decline for the first time in 5 years to 8.26 years ▪ Trailer age declines are expected to continue in the next 5 years as a result of solid economically driven trailer demand

9 C OMMERCIAL T RAILER P RODUCTS : L ONG H ISTORY OF I NNOVATION Legacy of Industry Leadership in Value - Added Innovation Sheet & Post Trailer • Commodity • Versatile • High maintenance FRP Trailer • FRP (Fiberglass Reinforced Plywood) • Added interior width • Difficult to repair 1985 Alum. Plate Trailer • WNC leading industry producer • Wide, smooth interior • Low maintenance • High material costs 1987 DuraPlate® Trailer • Durable • Longest useful life • Easy to repair • Lowest total cost of ownership • Recyclable 1996 DuraPlate® HD • High performance • Extremely durable • Heavy - duty freight applications 2004 DuraPlate® XD - 35 • The industry’s only 35,000 lb. dry van floor system • Specialty freight hauls: paper, steel coil 2011 Sheet & Post Trailer • Commodity • Versatile • High maintenance FRP Trailer • FRP (Fiberglass Reinforced Plywood) • Added interior width • Difficult to repair

10 C OMMERCIAL T RAILER P RODUCTS H IGHLIGHTS x Industry leader in van and platform trailer manufacturing x Best - in - class, technologically innovative products x Leading brands and long - standing customer relationships x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing methodology x Knowledgeable, experienced management and leadership team New Markets. New Innovation. New Growth.

11 Broad Product Portfolio Serving Diverse Markets Key Statistics Recent Financial Performance Key Brands ▪ Walker Group, Wabash Composites, and Wabash Wood Products ▪ Diverse portfolio of products and services ▪ Broad customer, geographic, and end market diversification ▪ Higher growth and higher margin businesses D IVERSIFIED P RODUCTS : S EGMENT P ROFILE Segment Revenue and OI are prior to the elimination of intersegment sales. 0 20 40 60 80 100 0 100 200 300 400 500 600 2010 2011 2012 2013 Operating Income (M$) Revenue (M$) Revenue Op. Income

12 Focused on Diversified, Higher M argin G rowth. Key Statistics Diversified Products Proforma Revenue Examples of Key Customers ▪ #1 manufacturer of Liquid T ank Trailers (3,000 trailers shipped in 2013) and leading manufacturer of Airplane R efuelers & Engineered P roducts ▪ High Gross Margin (>20%) and Stable, Solid Cash Generation ▪ Key Brands: Walker, Brenner, Bulk, Beall, Garsite , Extract, TST ▪ Strong Growth Potential from Innovation W ALKER G ROUP P ROFILE Wabash Composites, 15% Wabash Wood Products, 9% Walker, 76%

13 W ALKER G ROUP : I NDUSTRY L EADERSHIP End - Markets Geographies US, 87% Australia, 0% Asia, 5% Africa, 0% Latin America, 2% Mexico & Canada, 2% Europe, 3% Chemical, 31% Dairy, Food & Beverage, 27% Aviation, 15% Energy, 12% Pharmaceutical, 9% Defense, 4% Environmental, 2% Transportation Products Leader Engineered Products Leader 80% of Total Revenues 20% of Total Revenues Position Products Est. Share # 1 ALL liquid - transportation systems in North America 33% # 1 Stainless - steel liquid - transportation systems in North America 63% # 1 Stainless - steel liquid - tank trailers for the North American chemical market 64% # 1 Stainless - steel liquid - tank trailers for the North American food market 75% # 1 Liquid - tank trailers for the worldwide aircraft refuelers market 35% Position Products Est. Share # 1 Isolators globally 30% # 1 Downflow booths globally 35% # 2 Stationary silos in the U.S. 35% Note: All information based off of 2011 revenues Sources : TTMA, ACT, Polk, Trailer Body Builders 2012

14 Focused on Diversified, Higher M argin Growth Key Statistics Diversified Products Proforma Revenue Examples of Key Customers ▪ Growing Product P ortfolio ▪ Key Products : composite panels, aerodynamic trailer skirts, portable storage containers, truck body walls ▪ Brands : DuraPlate, AeroSkirt, Wabash National W ABASH C OMPOSITES P ROFILE Wabash Composites, 15% Wabash Wood Products, 9% Walker, 76% ▪ Forecasted growth in Truck Body market drives DuraPlate® panel sales growth. ▪ Housing Starts support potential moving and storage growth and need for portable storage containers. ▪ CARB (California Air Resource Board) compliance requirements continue to drive DuraPlate® AeroSkirt® demand . Demand Drivers

15 x Industry leader in tank trailer and engineered products with the broadest portfolio x Leader in composite panel technology, solutions - driven product development strategy x Diversified platform serving a variety of attractive end markets x Low capital model leveraging existing intellect x Leading brands and longstanding relationships with blue - chip customer base x Best - in - class , technologically innovative products x Stable, strong cash flow profile. Synergistic opportunities. Low cost manufacturing. x Knowledgeable, experienced management and leadership team D IVERSIFIED P RODUCTS H IGHLIGHTS New Markets. New Innovation. New Growth.

16 Brenner Tank Services Increases Geographic Footprint Key Statistics 2013 Recent Financial Performance 2013 Revenue Breakout R ETAIL : S EGMENT P ROFILE ▪ Dealership model, selling new and used trailers, aftermarket parts, and maintenance and repair services. ▪ 2013 New Trailer Shipments: 3,0 00 ▪ 2013 Used Trailer Shipments: 1,300 ▪ Brands: Tank Services New Trailers, 46% Used Trailers, 7% Parts & Service, 45% Other, 2% Segment Revenue and OI are prior to the elimination of intersegment sales. -2 -1 0 1 2 3 4 5 6 7 0 50 100 150 200 2010 2011 2012 2013 Operating Income (M$) Revenue (M$) Revenue Op. Income

17 R ETAIL : N EW M ARKETS – T ANK P ARTS & S ERVICE Capture Synergy of Brenner Tank Service Expertise Key Drivers ▪ Leverage Combined Footprint to Capture Higher - Margin Tank Parts & Service ▪ Low CapEx Investment Required for Wabash National Trailer Centers ▪ Support Walker, Brenner & Beall Brand Products Nationally Location Status ▪ 4 legacy Wabash National Trailer Centers currently tank repair certified: ▪ 2 additional locations to be certified in 2014 ▪ All locations to sell tank parts ▪ Scranton, PA ▪ Dallas, TX ▪ San Antonio , TX ▪ Fontana, CA

18 x Strategic footprint providing national support x Platform which supports the broadest product range in the industry x Integrated with OEM to deliver best practices and innovation in the aftermarket x Value added reseller of new and used trailers & parts and service x Expansion into new markets with mobile service and 3 rd party maintenance x Aging fleet equipment and tougher regulatory environment is expected to continue to drive parts and service demand x Low CapEx and synergistic expansion in higher - margin tank parts and service x Knowledgeable, experienced management and leadership team R ETAIL S EGMENT H IGHLIGHTS New Markets. New Innovation. New Growth.

WABASH NATIONAL CORPORATION Financial Overview Second Quarter 2014

20 $338 $640 $1,187 $1,462 1,636 $1,670 $200 $600 $1,000 $1,400 $1,800 12/09 12/10 12/11 12/12 12/13 3/14 ($ millions) ($ millions) Notes: 1. See Appendix for reconciliation of non - GAAP financial information F INANCIAL P ROFILE TTM Revenue FY 2013 Revenue & Operating EBITDA Set Record Levels TTM Operating EBITDA ▪ Significantly improved financial results: ▪ TTM revenue up more than $ 1.3B since year end 2009 ▪ TTM Operating EBITDA increased $196M since year end 2009 ($43) $5 $39 $119 $150 $153 ($75) ($25) $25 $75 $125 $175 12/09 12/10 12/11 12/12 12/13 3/14

21 Expand Commercial Trailer Products Margins Grow Diversified Products Top Line ▪ Diversified Products Segment is Gaining Critical Mass ▪ Commercial Trailer Products & Diversified Products Are Nearly Equal Contributors to Company Performance ▪ Retail Segment Provides Support to Both Segments & Captures Additional Channel Value 43% 2% 55% D IVERSIFICATION E FFORTS G AINING T RACTION …N EW M ARKETS 86% 14% 62% 10% 28% Manufacturing Retail Commercial Trailer Products Diversified Products Retail Manufacturing Retail 100% Diversified Products Commercial Trailer Products 2007 Revenue $1.1B 2013 Revenue $1.6B 2007 Op. Inc. $26.5M 2013 Op. Inc. $103.2M

22 $0 $50 $100 $150 $200 $250 $300 12/09 12/10 12/11 12/12 12/13 3/14 $21 $60 $126 $224 $254 $206 Cost Effective Debt Structure • $150 Million ABL Revolving Facility – Sr. Secured, matures 5/2017, floating LIBOR pricing 1.75% - 2.25% • $150 Million Convertible Notes – Sr. Unsecured, matures 5/2018, semiannual interest payment of 3.375% • $300 Million Term Loan B – Sr. Secured, matures 5/2019, 1% annual amortization, all - in floating pricing ~ 4.50% • Repriced term loan in May 2013, reducing effective interest rate by 150 basis points, and made voluntary partial payments totaling $60M in 2013 Strong Balance Sheet & Free Cash Flow Yield • Cash Balance of $66M at 3/31/14 • Total liquidity of $206M at 3/31/14 • $ 140M available under revolver • Term Loan re - pricing and voluntary partial payments reduces annual cash interest cost by ~$7M • Net working capital of 11% - 13% of revenue • Minimal debt repayment requirements through 2018 • Modest CapEx ; ~$20 million for 2013 and 2014 • Approximately $36M of Income Tax NOLs at 3/31/14 ($ millions) Liquidity (1) (1) Liquidity, defined as cash on hand plus available borrowing capacity 0 50 100 150 200 250 2014 2015 2016 2017 2018 2019 ($ millions) Required Minimum Maturities (1)(2) Debt & Capital Lease Maturities $5 $5 $5 $154 $154 $222 (1) Excess cash flows, as defined in the TLB, may require additional mandatory pre - payment requirements; above maturities reflects only minimum obligations at 1% of principal (or ~$3M/year) (2) Schedule represents estimate of debt and capital lease maturities as of December 31, 2013 Term Loan Senior Notes Revolver Strong Liquidity & Flexible Capital Structure C APITAL S TRUCTURE AND L IQUIDITY

23 L ONG - T ERM S TRATEGIC O BJECTIVES Notes: (1) Diversified Products segment revenues prior to eliminations Executing Against Our Strategic Plan x x Expectations 2011 2012 2013 Long - term Revenue $1.2B $1.5B $1.6B > $ 2.0B Diversified Products Revenue (1) $107M $356M $502M > $600M Consolidated Gross Margins 5.6% 11.2% 13.2% > 13% Operating EBITDA Margins 3.3% 8.1% 9.2% > 10% Net Leverage 1.3x 3.1x 1.9x < 2.0x

24 New Markets. New Innovation. New Growth. I NVESTMENT H IGHLIGHTS x Diversified manufacturer and industry leader in van and tank trailer production x Leading brands and long - standing relationships with blue - chip customer base x Best - in - class, technologically innovative products x Trucking recovery and aging fleet equipment fuels trailer demand x Mature practitioner of lean manufacturing x Knowledgeable, experienced management and leadership team

WABASH NATIONAL CORPORATION Appendix

26 C ONSOLIDATED I NCOME S TATEMENT New Markets. New Innovation. New Growth. ($ in thousands, except per share amounts) 2009 2010 2011 2012 2013 Q1 2014 Net sales 337,840$ 640,372$ 1,187,244$ 1,461,854$ 1,635,686$ 358,120$ Cost of sales 360,750 612,289 1,120,524 1,298,031 1,420,563 311,448 Gross profit (22,910)$ 28,083$ 66,720$ 163,823$ 215,123$ 46,672$ % of sales -6.8% 4.4% 5.6% 11.2% 13.2% 13.0% General and administrative expenses 29,033 29,876 30,994 44,751 58,666 14,472 % of sales 8.6% 4.7% 2.6% 3.1% 3.6% 4.0% Selling expenses 11,176 10,669 12,981 23,589 30,597 7,264 % of sales 3.3% 1.7% 1.1% 1.6% 1.9% 2.0% Amortization of intangibles 2,955 2,955 2,955 10,590 21,786 5,471 % of sales 0.9% 0.5% 0.2% 0.7% 1.3% 1.5% Acquisition expenses - - - 14,409 883 - % of sales 0.0% 0.0% 0.0% 1.0% 0.1% 0.0% - - - - - - (Loss) Income from operations (66,074)$ (15,417)$ 19,790$ 70,484$ 103,191$ 19,465$ % of sales -19.6% -2.4% 1.7% 4.8% 6.3% 5.4% Other income (expense) Increase in fair value of warrant (33,447) (121,587) - - - - Interest expense (4,379) (4,140) (4,136) (21,724) (26,308) (5,717) Other, net (866) (667) (441) (97) 740 32 (Loss) Income before income taxes (104,766)$ (141,811)$ 15,213$ 48,663$ 77,623$ 13,780$ Income tax (benefit) expense (3,001) (51) 171 (56,968) 31,094 6,484 Net (loss) income (101,765)$ (141,760)$ 15,042$ 105,631$ 46,529$ 7,296$ Preferred stock dividends and early extinguishment 3,320$ 25,454$ -$ -$ -$ -$ Net (loss) income applicable to common stockholders (105,085)$ (167,214)$ 15,042$ 105,631$ 46,529$ 7,296$ Diluted net (loss) income per share (3.48)$ (3.36)$ 0.22$ 1.53$ 0.67$ 0.10$

27 C ONSOLIDATED B ALANCE S HEET New Markets. New Innovation. New Growth. ($ in thousands) 2009 2010 2011 2012 2013 Q1 2014 ASSETS Current assets Cash and cash equivalents 1,108$ 21,200$ 19,976$ 81,449$ 113,262$ 65,736$ Accounts receivable 17,081 37,853 52,219 96,590 120,358 118,864 Inventories 51,801 110,850 189,533 189,487 184,173 262,915 Deferred income taxes - - - 33,194 21,576 16,902 Prepaid expenses and other 6,877 2,155 2,317 8,239 9,632 11,197 Total current assets 76,867$ 172,058$ 264,045$ 408,959$ 449,001$ 475,614$ Property, plant and equipment 108,802 98,834 96,591 132,146 142,082 140,254 Deferred income taxes - - - 17,454 1,401 1,044 Goodwill - - - 146,444 149,967 149,950 Intangible assets 25,952 22,863 19,821 171,990 159,181 153,746 Other assets 12,156 9,079 7,593 12,057 10,613 11,425 Total assets 223,777$ 302,834$ 388,050$ 889,050$ 912,245$ 932,033$ LIABILITIES & STOCKHOLDERS' EQUITY Current liabilities Current portion of long-term debt -$ -$ -$ 3,381$ 3,245$ 3,250$ Current portion of capital lease obligations 337 590 4,007 1,140 1,609 1,529 Accounts payable 30,201 71,145 107,985 87,299 112,151 129,316 Other accrued liabilities 34,583 38,896 59,024 104,873 99,358 91,008 Warrant 46,673 - - - - - Total current liabilities 111,794$ 110,631$ 171,016$ 196,693$ 216,363$ 225,103$ Long-term debt 28,437 55,000 65,000 416,849 358,890 359,270 Capital lease obligations 4,469 3,964 814 3,781 6,851 6,584 Other noncurrent liabilities 3,258 4,214 4,874 1,935 6,528 7,504 Deferrred income taxes - - - 1,065 1,234 2,191 Preferred stock 22,334 - - - - - Stockholders' equity 53,485 129,025 146,346 268,727 322,379 331,381 Total Liabilities and stockholders' equity 223,777$ 302,834$ 388,050$ 889,050$ 912,245$ 932,033$

28 C ONSOLIDATED C ASH F LOWS New Markets. New Innovation. New Growth. ($ in thousands) 2009 2010 2011 2012 2013 Q1 2014 Cash flows from operating activities Net (loss) income (101,765)$ (141,760)$ 15,042$ 105,631$ 46,529$ 7,296$ Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities Depreciation 16,630 13,900 12,636 14,975 16,550 4,042 Amortization of intangibles 2,955 2,955 2,955 10,590 21,786 5,471 Net (gain) loss on the sale of assets (55) 431 (9) 203 140 - Loss on debt extinguishment 303 - 668 - 1,889 - Deferred income taxes - - - (55,292) 30,089 5,988 Increase in fair value of warrant 33,447 121,587 - - - - Stock-based compensation 3,382 3,489 3,398 5,149 7,480 1,640 Accretion of debt discount - - - 2,972 4,643 1,195 Changes in operating assets and liabilities Accounts receivable 20,845 (20,772) (14,366) 1,180 (23,691) 1,494 Inventories 41,095 (59,062) (78,683) 41,696 6,260 (78,742) Prepaid expenses and other (1,570) 3,024 (162) 736 (3,893) (1,565) Accounts payable and accrued liabilities (22,666) 45,251 56,968 (48,777) 18,082 8,815 Other, net 420 650 386 (3,046) 2,805 311 Net cash (used in) provided by operating activities (6,979)$ (30,307)$ (1,167)$ 76,017$ 128,669$ (44,055)$ Cash flows from investing activities Capital expenditures (981) (1,782) (7,264) (14,916) (18,352) (2,078) Acquisition, net of cash acquired - - - (364,012) (15,985) - Proceeds from the sale of property, plant and equipment 300 1,813 17 607 305 - Other - - - (2,500) 2,500 - Net cash (used in) provided by investing activities (681)$ 31$ (7,247)$ (380,821)$ (31,532)$ (2,078)$ Cash flows from financing activities Proceeds from issuance of common stock, net of expenses - 71,948 (155) - - - Proceeds from exercise of stock options - 504 538 354 600 1,517 Borrowings under revolving credit facilities 276,853 712,491 848,705 206,015 1,166 175 Payments under revolving credit facilities (328,424) (685,928) (838,705) (271,015) (1,166) (175) Principal payments under capital lease obligations (334) (352) (671) (1,629) (1,700) (603) Principal payments under term loan credit facility - - - (2,250) (62,827) (693) Principal payments under industrial revenue bond - - - - (381) (117) Stock repurchase (35) (384) (533) (564) (35) (1,497) Proceeds from issuance of convertible senior notes - - - 145,500 - - Proceeds from issuance of term loan credit facility, net of issuance costs - - - 292,500 - - Proceeds from issuance of preferred stock and warrant 35,000 - - - - - Payments under redemption of preferred stock - (47,791) - - - - (1,420) - (1,989) (5,134) (981) - - - - 2,500 - - (2,638) (120) - - - - Net cash (used in) provided by financing activities (20,998)$ 50,368$ 7,190$ 366,277$ (65,324)$ (1,393)$ Net (decrease) increase in cash and cash equivalents (28,658)$ 20,092$ (1,224)$ 61,473$ 31,813$ (47,526)$ Cash and cash equivalents at beginning of period 29,766 1,108 21,200 19,976 81,449 113,262 Cash and cash equivalents at end of period 1,108$ 21,200$ 19,976$ 81,449$ 113,262$ 65,736$ Preferred stock issuance costs paid Debt amendment and issuance costs paid Proceeds from issuance of industrial revenue bond

29 R ECONCILIATION OF N ON - GAAP M EASURES New Markets. New Innovation. New Growth. ($ in millions) Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA. Differences may exist in the calculation of Operating EBITDA due to rounding. 2009 2010 2011 2012 2013 Q1 2014 Net (loss) income (101.8)$ (141.8)$ 15.0$ 105.6$ 46.5$ 7.3$ Income tax (benefit) expense (3.0) (0.1) 0.2 (57.1) 31.1 6.5 Increase in fair value of warrant 33.4 121.6 - - - - Interest expense 4.4 4.1 4.1 21.7 26.3 5.7 Depreciation and amortization 19.6 16.9 15.6 25.6 38.3 9.5 Stock-based compensation 3.4 3.5 3.4 5.2 7.5 1.6 Acquisition expenses - - - 17.3 0.9 - Other non-operating expense (income) 0.9 0.7 0.5 0.2 (0.7) - Operating EBITDA (43.1)$ 4.9$ 38.8$ 118.5$ 149.9$ 30.6$ % of sales -12.8% 0.8% 3.3% 8.1% 9.2% 8.5%

30 R ECONCILIATION OF N ON - GAAP M EASURES ($ in millions) Note: This table reconciles the trailing twelve month net income (loss) for the periods presented above to the non - GAAP measure of Operating EBITDA. Differences may exist in the calculation of Operating EBITDA due to rounding. New Markets. New Innovation. New Growth. 2014 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net (loss) income (101.8)$ (212.5)$ (200.2)$ (135.7)$ (141.8)$ 0.6$ 9.5$ 12.5$ 15.0$ 17.0$ 15.6$ 32.9$ 105.6$ 106.2$ 118.4$ 116.2$ 46.5$ 48.1$ Income tax expense (benefit) (3.0) (3.0) (3.0) (2.9) (0.1) (0.2) (0.2) (0.1) 0.2 (0.3) 0.8 1.9 (57.1) (52.9) (44.6) (35.1) 31.1 33.7 Increase (Decrease) in fair value of warrant 33.4 160.3 158.4 101.1 121.6 (5.2) (3.3) - - - - - - - - - - - Interest expense 4.4 4.3 4.0 3.9 4.1 4.0 4.1 4.2 4.1 3.9 8.2 14.9 21.7 28.5 29.7 28.2 26.3 24.5 Depreciation and amortization 19.6 19.2 18.7 18.0 16.9 16.3 15.9 15.7 15.6 15.4 18.6 21.7 25.6 31.6 34.0 36.4 38.3 38.1 Stock-based compensation 3.4 3.3 3.0 2.9 3.5 3.4 3.2 2.9 3.4 4.0 4.1 5.2 5.2 5.7 6.9 7.0 7.5 7.2 Acquisition expenses - - - - - - - - - 1.7 15.0 17.0 17.3 16.2 3.1 1.1 0.9 0.3 Other non-operating expense (income) 0.9 0.8 1.7 0.5 0.7 0.8 0.7 0.7 0.5 0.6 - (0.2) 0.2 (2.0) (1.7) (0.9) (0.7) 1.5 Operating EBITDA (43.1)$ (27.6)$ (17.4)$ (12.2)$ 4.9$ 19.7$ 29.9$ 35.9$ 38.8$ 42.3$ 62.3$ 93.4$ 118.5$ 133.3$ 145.8$ 152.9$ 149.9$ 153.4$ % of sales -12.8% -8.2% -4.3% -2.5% 0.8% 2.5% 3.2% 3.3% 3.3% 3.4% 4.7% 6.7% 8.1% 8.8% 9.4% 9.6% 9.2% 9.2% Trailing Twelve Months Operating EBITDA For Quarter Ending 2009 2010 2011 2012 2013